UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Financial Institutions, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Craig S. Wittlin, Esq. Harter Secrest & Emery LLP 1600 Bausch & Lomb Place Rochester, NY 14604-2711 (585) 231-1260	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004-2541 (202) 739-5947

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Financial Institutions, Inc., a New York corporation (“FISI” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its shareholders in connection with its 2016 Annual Meeting of Shareholders to be held on Friday, June 3, 2016, at 10:00 a.m., local time, at FISI’s corporate headquarters in Warsaw, New York and at any and all adjournments or postponements thereof (the “2016 Annual Meeting”). On April 19, 2016, FISI filed with the SEC its definitive proxy statement and accompanying definitive BLUE proxy card in connection with its solicitation of proxies to be used at the 2016 Annual Meeting.

Website First Made Publicly Accessible on May 4, 2016

In order for FISI’s shareholders to have convenient access to relevant information regarding the 2016 Annual Meeting that has been made available by FISI, FISI has developed a website, www.votefisi.com (the “Website”), focused on the 2016 Annual Meeting, which first became publicly accessible on May 4, 2016. As previously announced, Clover Partners, L.P. (“Clover”) has publicly disclosed that it intends to pursue a proxy contest in an attempt to elect its two proposed nominees to the FISI Board of Directors at the 2016 Annual Meeting. FISI has posted material to the Website regarding the 2016 Annual Meeting and the proxy contest by Clover, including, but not limited to, biographical information relating to the highly qualified and experienced nominees who have been unanimously recommended by the FISI Board, various other communications by FISI relating to the 2016 Annual Meeting and procedures for shareholders to follow in casting their votes for the 2016 Annual Meeting, whether in person, by proxy or by telephone or internet. The materials attached hereto have been posted to the Website.

Important Additional Information And Where To Find It

Financial Institutions, Inc. (“FISI”) its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from FISI’s shareholders in connection with the matters to be considered at FISI’s 2016 Annual Meeting of Shareholders. On April 19, 2016, FISI filed a definitive proxy statement and accompanying definitive BLUE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from FISI’s shareholders in connection with the matters to be considered at FISI’s 2016 Annual Meeting of Shareholders. Information regarding the names of FISI’s directors and executive officers and their respective interests in FISI by security holdings or otherwise can be found in such definitive proxy statement, including the schedules and appendices thereto. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING BLUE PROXY CARD AND OTHER DOCUMENTS FILED BY FINANCIAL INSTITUTIONS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the definitive proxy statement, any amendments or supplements to the proxy statement, the accompanying BLUE proxy card, and other documents filed by FISI with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of FISI’s corporate website at www.fiiwarsaw.com, by writing to FISI’s Corporate Secretary at Financial Institutions, Inc., 220 Liberty Street, Warsaw, New York 14569, or by calling FISI’s Corporate Secretary at (585) 786-1100.

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Financial Institutions, Inc. annual Meeting is on June 3, 2016

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Letter from the CEO

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Letter from the CEO

Letter from the CEO

Fellow Shareholders,

We made significant progress in building long-term shareholder value in 2015 while continuing to execute on our growth and diversification strategy. We added to our accomplishments earning $28.3 million in net income while making strategic investments in people, technology and branches to support accelerated future growth. We continued our focus on providing high value, desirable products and excellent service to our customers and clients resulting in strong growth in loans and deposits. Despite continued growth in virtually all important aspects of our business including loans, deposits and revenues, our EPS dropped slightly due to one-time expenses required to diversify our business. Our expectation is that EPS growth will continue again in 2016.

As we look ahead, we are continuing to build value for our shareholders through the realization of opportunities in our markets. We are in markets in Upstate and Western NY that are showing economic rebound and strength with stable employment, prepared workforces and a focus on the entrepreneurial activities in advanced manufacturing and photonics. For the past decade, these markets have been under-served by an ever- changing roster of large banks that have failed to meet the needs of these communities. As the market experiences another round of consolidation among large banks, our community focus, personal service and local leadership will result in increased market share and continued organic growth in loans and deposits further enhancing shareholder value. Our asset size of $3.3 billion positions us well to take advantage of a number of opportunities.

We have the capacity to:

Offer a full complement of products and services

Deploy state-of-the-art technology

Attract and retain quality talent

Access the capital markets

While continuing to:

Maintain strong customer relationships and top-quality service

Contribute to our communities

Personally know our markets

Be responsive and agile

In 2015, our commercial group increased loan production throughout our markets, focused on Rochester and Buffalo, including an increased percentage of commercial and industrial loans. Our retail deposits grew by 11%. In November 2015, we opened our fifth Rochester area branch. The CityGate Financial Solution Center demonstrates the “Made for You” customer experience of technology enabled access and knowledgeable personal service that is an integral part of our deliberate growth. While successfully growing our core business, we continued our strategy of greater revenue diversification and declining reliance on margin income. Noninterest income, excluding security gains, increased from $25.6 million to $28.7 million. The addition of Courier Capital in 2016, a premier provider of wealth management services in our markets, adds another key component to increasing our non-interest revenue. Along with our insurance agency, Scott Danahy Naylon, we intend to grow our fee revenue through increased sales across our customer base and through the acquisition of producers.

As we take advantage of these opportunities, we will combine increased revenue with diligent expense management and strong credit standards to maximize the contribution to net income and shareholder value. With an efficiency ratio of 61.6% and net charge- offs of 0.40% in 2015, we have a proven track record in these areas.

We continue to focus on driving returns to our shareholders. Our practice of prudently returning value to shareholders through dividends, while continuing to invest in activities that drive long-term shareholder value, has been consistent. Importantly, we continue to carefully pursue and execute on growing our core business while benefitting from a diversified revenue stream.

Our Board, management and all of our employees are grateful that you share our confidence. Your Company is in the right place at the right time. Our opportunities are both accessible and within our control. We continue to carefully and successfully execute on our strategies.

Thank you for investing in our Company and for your continued support.

Sincerely,

Martin K. Birmingham President & CEO

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2015 Annual Report

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2015 Annual Report

2015 Annual Report

    FSB 2015 Annual Report

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Proxy Statement

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Proxy Statement

Proxy Statement

    Proxy Statement

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Shareholder Letters / Press Releases

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Shareholder Letters / Press Releases

Shareholder Letters / Press Releases

    Shareholders Letter April 20.2016

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Investor Presentation

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Investor Presentation

Investor Presentation

Coming Soon

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Board of Directors

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Board of Directors

Information concerning the four nominees for director is listed below.

Martin K. Birmingham

Martin K. Birmingham has been a director of the Company and the Bank since 2013. Mr. Birmingham also serves as the President and Chief Executive Officer of the Company and the Bank, positions he has held since March 2013. Mr. Birmingham joined the Company in March 2005 serving as the President and CEO and a member of the Board of Directors of The National Bank of Geneva. Upon the consolidation of our subsidiary banks in December 2005, Mr. Birmingham was appointed Senior Vice President, Commercial Banking Executive and Rochester Region President. In 2009, he was promoted to Executive Vice President. In August 2012, he was named President and Chief of Community Banking. Prior to joining the Company, Mr. Birmingham served as the Rochester Market President for Bank of America and held corporate banking roles with Fleet Financial Group’s Rochester Division, including Regional President. Mr. Birmingham is a member of the Federal Reserve Bank of New York Community Depository Institutions Advisory Council (CDIAC) and serves as the Immediate Past Chairman of the Board of Automobile Association of America (AAA) of Central and Western New York, as Vice Chairman of the Board of St. John Fisher College as well as on the Boards of several local nonprofit organizations. Mr. Birmingham’s knowledge of the Upstate New York market, his business contacts throughout our footprint and his community involvement have been instrumental in the Bank’s growth. In addition, his leadership and management skills have had a significant impact on the development of the Bank’s culture. The Board has determined that Mr. Birmingham’s significant experience in the banking industry over the past 27 years, including operational, financial, and executive roles, as well as his unique perspective as leader of our management team, qualifies him for service as a member of our Board of Directors.

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Samuel M. Gullo

Samuel M. Gullo has owned and operated a retail furniture sales business, Family Furniture, since 1976. He previously served as a Director of Wyoming County Bank until its merger into the Bank in 2005. He was the CEO of American Classic Outfitters, Inc., an apparel manufacturer, from 2002 to 2009. Our Board of Directors benefits from Mr. Gullo’s extensive business experience in the retail and real estate development industries in the geographic markets we serve. Mr. Gullo’s experience leading retail and real estate development companies in our geographic region provides the Board of Directors with a unique perspective that assists us in our marketing initiatives. In addition, Mr. Gullo’s long tenure on our Management Development & Compensation Committee and his personal, entrepreneurial understanding of the business impacts of compensation and employee development practices have prepared him to continue to perform an important role as a member of this committee.

Kim E. VanGelder

Kim E. VanGelder is currently chief information officer and senior vice president of Eastman Kodak Company in Rochester, New York, a position she has held since 2004. From 2000 to 2004, she was director of information technology for Kodak’s Research & Development organization, overseeing the strategic and operational aspects of information technology for worldwide R&D. Her previous responsibilities at Kodak have included driving a more customer-centric operating model and building the technical organization to support Kodak’s move to a standardized set of global business processes on a single SAP platform. Ms. VanGelder joined Kodak in 1984. Ms. VanGelder holds a B.S. in Mathematics from the Rochester Institute of Technology (RIT). She is a member of RIT’s Board of Trustees, the Dean’s Advisory Council for RIT’s Golisano College, the Board of Directors of the Rochester Area Community Foundation, and a member of the Rochester CIO Roundtable. The attributes, skills and qualifications Ms. VanGelder has developed through her information technology background, including her experience with cyber security issues, and her service as a member and director of numerous professional and community organizations, brings experience in multiple areas of critical importance to the Board.

James H. Wyckoff

James H. Wyckoff has been a faculty member of the Curry School of Education at the University of Virginia since 2008 and a Director of the Center on Educational Policy and Workforce Competitiveness at the University of Virginia since 2010. Dr. Wyckoff was previously University Professor with the Departments of Public Administration and Economics at State University of New York Albany from 1986 through 2007. He previously served as a Director of the National Bank of Geneva until its merger with the Bank in 2005. Dr. Wyckoff holds a PhD in Economics from the University of North Carolina and has extensive economic and public policy expertise gained from nearly three decades of researching, writing and teaching on such subjects that provides him with a perspective that is valuable to our Board of Directors.

The Board of Directors unanimously recommends that the shareholders elect the nominees, Martin K. Birmingham, Samuel M. Gullo, Kim E. VanGelder, and James H. Wyckoff, and, accordingly, recommends that you vote “FOR ALL NOMINEES”.

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The business experiences, occupations and qualifications about the Directors continuing in office follow.

Karl V. Anderson, Jr.

Karl V. Anderson, Jr. has practiced law since 1972 and has operated a solo law practice since 2009 and in January, 2016 became Of Counsel at the law firm of Snavely, Plaskov and Mullen PLLC. Mr. Anderson held the position of President and CEO of Bank of Avoca from 1981 to 2002. He has been a Director of the Company and Bank since 2006. He previously served as a Director of National Bank of Geneva and Bath National Bank until their merger with and into the Bank in 2005. Mr. Anderson’s 35 years of experience in the banking industry provides him with valuable insight and perspective into our operations, which greatly enriches the decision making of the Board of Directors. In addition, Mr. Anderson’s extensive financial and risk assessment experience are utilized in his committee assignments.

John E. Benjamin

John E. Benjamin served as Chairman of the Company’s and the Bank’s Board of Directors from May 2010 to May 2014. He was appointed to serve as the Company’s Interim CEO in August 2012 and served in such capacity until March 2013. In December 2015, after 42 years, Mr. Benjamin retired as President of Three Rivers Development Corporation, a not-for-profit business for the public and private economic development of businesses and government in the greater Corning, New York area. He served as Vice Chairman of the Board from May 2009 to May 2010 and served as a Director of Bath National Bank until its merger with the Bank in 2005. Mr. Benjamin’s four decades of experience in economic development in the geographic region in which we compete provides our Board of Directors with valuable insight into the economic environment of the markets we serve. In addition, Mr. Benjamin’s perspective into the corporate governance practices at a broad range of companies is a valuable resource in his committee assignments.

Andrew W. Dorn, Jr.

Andrew W. Dorn, Jr. has been a director of the Company and the Bank since May 2014. Since 2015 he has served as a co-managing director of Energy Solutions Consortium, LLC, a single purpose entity engaged in developing natural gas fired power plants in West Virginia and Pennsylvania. Mr. Dorn was a managing member of Moundsville Power LLC, a single purpose entity engaged in developing a natural gas fired power plant located in Moundsville, West Virginia until that entity was sold in 2015. Until its sale in late 2015, he was also Chairman of the Board and Chief Financial Officer of Demand Response Partners, Inc., a smart grid company and registered service provider for PJM Interconnection, LLC and the New York Independent System Operator, a position he has held since 2013. From 2008 to 2013, Mr. Dorn was the President and Chief Investment Officer of Hunterview LLC, a private investment company specializing in fixed income management. He led the formation of Great Lakes Bancorp, the parent company of the Greater Buffalo Savings Bank, and served as its President and Chief Executive Officer from its inception in 1997 until its sale in 2008. Mr. Dorn also led the formation of the Jamestown Savings Bank and served as its President and Chief Executive Officer from its inception in 1994 until 1997. Mr. Dorn sits on a number of for-profit and not-for-profit boards and is very active in the Western New York business and cultural community. The attributes, skills and qualifications Mr. Dorn has developed through his banking background, professional experiences as a business leader, as well as his civic and community responsibilities, are a useful resource and provide valuable insight in his role as Chair of our MD&C Committee.

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Robert M. Glaser

Robert M. Glaser has been a director of the Company and the Bank since May 2014. He is a certified public accountant in New York State and President of Glaser Consulting LLC, a strategic consulting company. Mr. Glaser was Chairman of the Board of Freed Maxick CPAs, P.C., a 255 person public accounting firm headquartered in Western New York, a position he held from May 1, 2011 through his retirement on June 30, 2015. Prior to that, Mr. Glaser was the managing Director of Freed Maxick CPAs PC from May 1, 1994 until April 30, 2011. He is a member of the Board of Directors of NA Realty Fund I and NA Realty Fund II, private real estate investment funds. Mr. Glaser is a past member of the Independent Judicial Election Qualification Commission for the Eighth Judicial District and served on the editorial advisory board of CPA Managing Partner Report. Mr. Glaser is also the past chairman of the Erie County Fiscal Stability Authority and a past-member of the Board of Directors of International Imaging Materials, Inc. He has served as a member of the audit committee of Kaleida Health, and has served on numerous for-profit and not-for-profit business and cultural boards in Western New York. Mr. Glaser has over 40 years of experience in public accounting, including significant experience in corporate acquisitions, business valuations, litigation support, tax planning and specialized bank financing. With Mr. Glaser’s extensive experience as a certified public accountant, his knowledge and understanding of business transactions and finance, and his service as a member and director of numerous professional, economic development and community organizations, he brings finance and accounting experience to the Board. Mr. Glaser’s broad financial and accounting expertise is further utilized in his role as Chair of our Audit Committee.

Susan R. Holliday

Susan R. Holliday has been the President and Publisher of the Rochester Business Journal, Inc., a business newspaper in Western New York since 1988. Ms. Holliday serves as a board member or Trustee of several civic and philanthropic organizations, including the Greater Rochester Metro Chamber of Commerce, Rochester Institute of Technology, Healthcare Trustees of New York State, and the Finger Lakes Health Systems Agency’s Regional Consortium on Health Care. Ms. Holliday is currently the Chair of the Board of the University of Rochester Medical Center. Ms. Holliday’s business experiences and relationships in the Rochester, New York area serve us well in the markets we serve. Ms. Holliday’s decades of experience as the owner of a business newspaper gives her insight into new and emerging business practices that are valuable to our Board of Directors. In particular, her exposure to corporate governance and executive compensation best practices across different industries is valuable as a member of our Executive and Nominating and Governance Committees as well as in her role as Chair of our Risk Oversight Committee.

Erland E. Kailbourne

Erland E. Kailbourne has served since 2008 as Chairman of the Board of Albany International, Corp., a global advanced textiles and materials processing company. Mr. Kailbourne served as Chairman of the Board of the Company and the Bank from 2006 until May 2010. From May 2002 until March 2003 he served as Chairman and Interim CEO of Adelphia Communications Corp. Mr. Kailbourne retired as Chairman and CEO (New York Region) of Fleet National Bank, a banking subsidiary of Fleet Financial Group, Inc., in 1998. He served with the Fleet organization or its predecessors for 37 years prior to his retirement. He is a Director of the New York ISO, Rand Capital Corporation, Allegany Co-op Insurance Company, and the Conemaugh Valley Insurance Company. Mr. Kailbourne was a member of the New York State Banking Department Board from 1999 until 2006 and served as Vice Chairman of the State University of New York System from 1995 to 2000. Mr. Kailbourne’s extensive knowledge and experience of business strategy, business development, corporate governance and leadership development gained from years of service as a director of multiple public and private companies and governmental entities greatly benefits our Board of Directors and enables him to make valuable contributions in his role as Chair of our Nominating and Governance Committee.

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Robert N. Latella

Robert N. Latella has served as Chairman of the Board of the Company and the Bank since May 2014. He is also Chair of our Executive Committee. Mr. Latella has been a member of the Board of Directors of the Company since 2005 and served as Vice Chairman of the Board from August 2012 until his appointment as Chairman in May 2014. Mr. Latella has been Of Counsel since 2009 and was previously a Partner from 2004 to 2009 at the law firm of Barclay Damon, LLP. Since 2009, he has also served as the Chief Operating Officer of Integrated Nano-Technologies, LLC, a developer of field portable diagnostic systems to identify viral and bacterial pathogens. Mr. Latella has over 40 years of experience in leading and counseling public and private business entities, both as an executive officer and as an attorney. Mr. Latella’s community involvement is extensive with service on the boards of a number of not-for-profit institutions, including service as Chair of the Boards of Monroe Community College and the University of Rochester Medical Center. Mr. Latella’s extensive operational and legal counsel experience, strengths in corporate governance, strategic planning, compliance and business acquisitions; and extensive involvement and knowledge of the communities we serve, provides him with a depth and breadth of knowledge and experiences that enhance our ability to navigate strategic and operational opportunities across our business footprint and financial services offerings.

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Contact

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Investors

800-662-5200 or 203-658-9400 votefisi@morrowco.com

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How to Vote

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How to Vote

How to Vote

Below are voting instructions for Financial Institutions, Inc.’s shareholders.

We thank you for voting your BLUE proxy and for letting your voice be heard!

BENEFICIAL SHAREHOLDER    Click to Vote Now

You are a BENEFICIAL SHAREHOLDER if you hold Financial Institutions shares through a broker or bank.

There are three ways to vote:

1. Vote by Internet

Please click HERE to vote via the Internet.

Enter the 16-digit control number located on the right hand side of the enclosed BLUE voting instruction form.

2. Vote by Phone

Call 1-800-454-8683

Enter the 16-digit control number located on the right hand side of the enclosed BLUE voting instruction form.

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3. Vote by Mail

Vote, sign and date the BLUE voting instruction form and return it in the postage paid envelope provided.

Please vote each and every BLUE voting instruction form you receive

Please Vote NOW – All electronic voting must be completed by 11:59 PM Eastern Time on Thursday, June 2, 2016.

Even if you have already voted on the white voting instruction form, a later dated BLUE voting instruction form or electronic or telephone vote will revoke your previously cast proxy.

REGISTERED SHAREHOLDER    Click to Vote Now

You are a REGISTERED SHAREHOLDER if you hold Financial Institutions, Inc. stock certificates or hold shares directly.

Included in our proxy materials is a copy of our Definitive Proxy Statement, a shareholder letter, and a BLUE proxy card.

There are four ways to vote:

1. Vote by Internet

Please click HERE to vote via the Internet.

Enter the 8-digit control number located on the enclosed BLUE proxy card.

2. Vote by Telephone

Call 1-888-266-6794 Enter the 8-digit control number located on the enclosed BLUE proxy card.

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3. Vote by Mail

Please vote, sign and date the BLUE proxy card.

Return the completed card in the postage paid envelope provided.

4. Vote by Fax

Please vote, sign and date the BLUE proxy card.

Fax both sides of the completed card to the attention of Financial Institutions, Inc. c/o Morrow & Co. at 203?658?9444.

Please vote each and every BLUE proxy card you receive

Please Vote NOW – All proxies must be received by 9:00 AM Eastern Time, on Friday, June 3, 2016.

Even if you have already voted on a white proxy card, a later dated BLUE proxy card will revoke your previously cast proxy.

401K HOLDERS    Click to Vote Now

1. Vote by Internet

Use the Internet to transmit your voting instructions up until 12:00 p.m., ET, on May 31, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

2. Vote by Telephone

Call 1-800-223-9572

Use any touch-tone telephone to transmit your voting instructions up until 12:00 p.m., ET, on May 31, 2016. Have your proxy card 1n hand When you call and then follow the instructions.

3	Vote by Mail

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to: First Coast Results, Inc., P.O. Box 3672, Ponte Vedra Beach, FL 32004-9911.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Any votes you cast with respect to shares held through Financial Institutions, Inc. 401(k) plan are confidential.

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Safe Harbor for Forward-Looking Statements

This website may contain forward-looking statements as defined by Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbors created by such laws. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “would,” “intend,” “estimate,” “guidance” and other similar expressions, whether in the negative or affirmative. Similarly, statements that describe the objectives, plans or goals of Financial Institutions, Inc. (“FISI”) are forward-looking. Such forward-looking statements include, but are not limited to, statements regarding the anticipated proxy contest by Clover Partners, L.P. and the other participants in its solicitation, FISI’s ability to continue to execute on and implement its strategic growth plan, FISI’s opportunities for continued growth, FISI’s initiatives to improve its financial and operational performance and increase its growth and profitability, FISI’s future stock price and dividend growth, FISI’s future returns to shareholders, FISI’s ability to continue to strengthen its balance sheet and grow its core business, FISI’s ability to continue to strengthen its regulatory compliance procedures, FISI’s ability to continue to profitably grow its commercial lending business, FISI’s ability to enhance its competitive position through diversified income streams, FISI’s ability to leverage its client base to offer its clients additional fee-based products, FISI’s future returns from its existing fee-based platforms and the effect of those platforms on overall shareholder value, FISI’s ability to continue to maintain expense discipline, FISI’s plans to continue to return cash to its shareholders through cash dividends and future increases that may be made thereto, FISI’s actions taken or contemplated to enhance its long-term prospects and create and return value for its shareholders, FISI’s future operational and financial performance, FISI’s future growth and profitability, the effect that the election of FISI’s nominees to the FISI Board will have on FISI’s execution of its long-term plan and long-term shareholder value, and the future effect of FISI’s strategic growth plan on FISI’s growth, profitability and total shareholder returns. Such forward-looking statements are not guarantees of future operational or financial performance and are based on current expectations, estimates, forecasts and projections and management’s current beliefs and assumptions, all of which involve a number of significant risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in FISI’s forward-looking statements. There are a number of important risks and uncertainties that could cause FISI’s actual events or results to differ materially from those indicated or implied by such forward-looking statements, including, but not limited to: FISI’s ability to implement its strategic plan, FISI’s ability to redeploy investment assets into loan assets, whether FISI experiences greater credit losses than expected, whether FISI experiences breaches of its, or third party, information systems, the attitudes and preferences of FISI’s customers, FISI’s ability to successfully integrate and profitably operate SDN and Courier Capital, the competitive environment, fluctuations in the fair value of securities in its investment portfolio, changes in the regulatory environment and FISI’s compliance with regulatory requirements, changes in interest rates, general economic and credit market conditions nationally and regionally, and the actions of activist investors, including the amount of related costs incurred by FISI and the disruption caused to FISI’s business activities by these actions. Consequently, all forward-looking statements made herein are qualified by these cautionary statements and the cautionary language in FISI’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and other documents filed with the SEC. Except as required by law, FISI undertakes no obligation to revise these statements, whether to reflect new information or the occurrence of unanticipated events or otherwise.

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Important Additional Information And Where To Find It

Financial Institutions, Inc. (“FISI”) its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from FISI’s shareholders in connection with the matters to be considered at FISI’s 2016 Annual Meeting of Shareholders. On April 19, 2016, FISI filed a definitive proxy statement and accompanying definitive BLUE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from FISI’s shareholders in connection with the matters to be considered at FISI’s 2016 Annual Meeting of Shareholders. Information regarding the names of FISI’s directors and executive officers and their respective interests in FISI by security holdings or otherwise can be found in such definitive proxy statement, including the schedules and appendices thereto. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING BLUE PROXY CARD AND OTHER DOCUMENTS FILED BY FINANCIAL INSTITUTIONS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the definitive proxy statement, any amendments or supplements to the proxy statement, the accompanying BLUE proxy card, and other documents filed by FISI with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of FISI’s corporate website at www.fiiwarsaw.com, by writing to FISI’s Corporate Secretary at Financial Institutions, Inc., 220 Liberty Street, Warsaw, New York 14569, or by calling FISI’s Corporate Secretary at (585) 786-1100.

Disclaimer

Financial Institutions, Inc. shall have no obligation to update or correct any information contained on this website even if it is aware that it is inaccurate or outdated. Financial Institutions may also add, change, discontinue, remove or suspend any content posted on this website without notice and without liability at any time. No representation or warranty, express or implied, is made as to the accuracy or completeness of any information contained on this website. Financial Institutions expressly disclaims any and all liability based, in whole or in part, on such information, any errors therein or omissions therefrom. Furthermore, Financial Institutions reserves the right to modify or change its views or conclusions at any time in the future without notice.

Financial Institutions accepts no liability and will not be liable for any loss or damage arising directly or indirectly (including special, incidental or consequential loss or damage) from use of this website, including any loss, damage or expense arising from, but not limited to, any defect, error, imperfection, fault, omission, mistake or inaccuracy on this website, its contents or associated services, or due to any unavailability of the website or any part thereof or any contents or associated services.

The information contained on this website does not recommend the purchase or sale of any security nor is it an offer to sell or a solicitation of an offer to buy any security. Furthermore, the information contained on this website is not intended to be, nor should it be construed or used as, investment, tax or legal advice.

Copyright © 2016 FINANCIAL INSTITUTIONS, INC.

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Financial Institutions has neither sought nor obtained the consent from any third party to use any statements or information contained on this website that have been obtained or derived from statements made or published by such third parties. Any such statements or information should not be viewed as indicating the support of such third parties for the views expressed herein.

This website is not intended for use by any person or entity in any jurisdiction or country where such use would be contrary to local law or regulation.

Copyright © 2016 FINANCIAL INSTITUTIONS, INC.

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Terms and Conditions

This website, (the “Site”), sponsored by Financial Institutions, Inc., is for informational purposes only. You may use the Site for non-commercial, lawful purposes only. Your access to and use of the Site is subject to and governed by these Terms and Conditions. By accessing and browsing the Site, you accept, without limitation or qualification, and agree to be bound by, these Terms and Conditions and all applicable laws.

Nothing on this Site is intended to be, nor should it be construed or used as, investment, tax, legal or financial advice, a recommendation whether or how to vote any proxy or any other kind of recommendation, an opinion of the appropriateness of any security or investment, or an offer, or the solicitation of any offer, to buy or sell any security or investment. Financial Institutions is not soliciting any action based upon the Site and is not responsible for any decision by any shareholder, and the Site should not be construed as a solicitation to procure, withhold or revoke any proxy.

1. You should assume that everything you see or read on the Site is material owned or exclusively represented by Financial Institutions and protected by copyright unless otherwise expressly noted, and may not be used except as provided in these Terms and Conditions or in the text of the Site without Financial Institutions’ written permission. Financial Institutions expressly neither warrants nor represents that your use of materials displayed on the Site will not infringe rights of third parties not affiliated with Financial Institutions.

2. While Financial Institutions endeavors to ensure that only accurate and up to date information is on the Site, Financial Institutions makes no warranties or representations as to the accuracy of any of the posted information. Financial Institutions assumes no liability or responsibility for any errors or omissions in the content of the Site.

4. YOU EXPRESSLY ACKNOWLEDGE THAT USE OF THE SITE IS AT YOUR SOLE RISK. NEITHER FINANCIAL INSTITUTIONS NOR ITS AFFILIATES NOR ANY OF THEIR RESPECTIVE EMPLOYEES, AGENTS, THIRD PARTY CONTENT PROVIDERS OR LICENSORS (COLLECTIVELY THE “SPONSOR PARTIES”) WARRANTS THAT THE SITE WILL BE UNINTERRUPTED OR ERROR FREE, NOR DO THEY MAKE ANY WARRANTY AS TO THE RESULTS THAT MAY BE OBTAINED FROM USE OF THE SITE, OR AS TO THE ACCURACY, RELIABILITY OR CONTENT OF ANY INFORMATION OR SERVICE PROVIDED THROUGH THE SITE. THE SITE IS PROVIDED ON AN “AS IS” BASIS WITHOUT WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF TITLE OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OTHER THAN THOSE WARRANTIES WHICH ARE IMPLIED BY AND INCAPABLE OF EXCLUSION, RESTRICTION OR MODIFICATION UNDER THE LAWS APPLICABLE TO THIS AGREEMENT.

THIS DISCLAIMER OF LIABILITY APPLIES TO ANY DAMAGES OR INJURY CAUSED BY ANY FAILURE OF PERFORMANCE, ERROR, OMISSION, INTERRUPTION, DELETION, DEFECT, DELAY IN OPERATION OR TRANSMISSION, COMPUTER VIRUS, COMMUNICATION LINE FAILURE, THEFT OR DESTRUCTION OR UNAUTHORIZED ACCESS TO, ALTERATION OF, OR USE OF RECORD, WHETHER FOR BREACH OF CONTRACT, TORTIOUS BEHAVIOR, NEGLIGENCE, OR UNDER ANY OTHER CAUSE OF ACTION. YOU SPECIFICALLY ACKNOWLEDGE THAT FINANCIAL INSTITUTIONS AND THE SPONSOR PARTIES ARE NOT LIABLE FOR THE DEFAMATORY, OFFENSIVE OR ILLEGAL CONDUCT OF OTHER USERS OR THIRD PARTIES AND THAT THE RISK OF INJURY FROM THE FOREGOING RESTS ENTIRELY WITH YOU.

IN NO EVENT WILL FINANCIAL INSTITUTIONS, THE SPONSOR PARTIES, OR ANY PERSON OR ENTITY INVOLVED IN CREATING, PRODUCING OR DISTRIBUTING THE SITE BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF THE USE OF OR INABILITY TO USE THE SITE. YOU HEREBY ACKNOWLEDGE THAT THE PROVISIONS OF THIS SECTION SHALL APPLY TO ALL CONTENT ON THE SITE.

Copyright © 2016 FINANCIAL INSTITUTIONS, INC.

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IN ADDITION TO THE TERMS SET FORTH ABOVE, NEITHER FINANCIAL INSTITUTIONS NOR THE SPONSOR PARTIES SHALL BE LIABLE, REGARDLESS OF THE CAUSE OR DURATION, FOR ANY ERRORS, INACCURACIES, OMISSIONS, OR OTHER DEFECTS IN, OR UNTIMELINESS OR UNAUTHENTICITY OF, THE INFORMATION CONTAINED WITHIN THE SITE, OR FOR ANY DELAY OR INTERRUPTION IN THE TRANSMISSION THEREOF TO YOU, OR FOR ANY CLAIMS OR LOSSES ARISING THEREFROM OR OCCASIONED THEREBY. NONE OF THE FOREGOING PARTIES SHALL BE LIABLE FOR ANY THIRD-PARTY CLAIMS OR LOSSES OF ANY NATURE, INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, PUNITIVE OR CONSEQUENTIAL DAMAGES AND THE AGGREGATE TOTAL LIABILITY OF FINANCIAL INSTITUTIONS AND THE SPONSOR PARTIES TO YOU OR ANY END USER FOR ALL DAMAGES, INJURY, LOSSES AND CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) ARISING FROM OR RELATING TO THIS AGREEMENT OR THE USE OF OR INABILITY TO USE THE SITE SHALL BE LIMITED TO PROVEN DIRECT DAMAGES IN AN AMOUNT NOT TO EXCEED ONE HUNDRED DOLLARS ($100).

SOME JURISDICTIONS DO NOT ALLOW THE LIMITATION OR EXCLUSION OF CERTAIN LIABILITY OR WARRANTIES, IN WHICH EVENT SOME OF THE ABOVE LIMITATIONS MAY NOT APPLY TO YOU. In such jurisdictions, Financial Institutions’ liability is limited to the greatest extent permitted by law. You should check your local laws for any restrictions or limitations regarding the exclusion of implied warranties.

5. Artwork, images, names, and likenesses displayed on the Site are either the property of, or used with permission by, Financial Institutions. The reproduction and use of any of these by you is prohibited unless specific permission is provided on the Site or otherwise. Any unauthorized use may violate copyright laws, trademark laws, privacy and publicity laws, and/or communications regulations and statutes.

6. The trademarks, service marks, logos, and other indicia, including of Financial Institutions (collectively the “Trademarks”), which appear on the Site are registered and unregistered trademarks of Financial Institutions and others. Nothing contained on the Site should be construed as granting, by implication or otherwise, any right, license or title to any of the Trademarks without the advance written permission of Financial Institutions or such third party as may be appropriate. All rights are expressly reserved and retained by Financial Institutions. Your misuse of any of the Trademarks displayed on the Site, or any other content on the Site, except as provided in these Terms and Conditions, is strictly prohibited. You are also advised that Financial Institutions considers its intellectual property to be among its most valuable assets, and will aggressively enforce its intellectual property rights to the fullest extent of the law.

7. THIS SITE INCLUDES NEWS AND INFORMATION, COMMENTARY, AND OTHER CONTENT RELATING TO BENCHMARK ELECTRONICS, INC. (THE “COMPANY”), INCLUDING BY PERSONS OR COMPANIES THAT ARE NOT AFFILIATED WITH FINANCIAL INSTITUTIONS (“THIRD PARTY CONTENT”). THE AUTHOR AND SOURCE OF ALL THIRD PARTY CONTENT AND DATE OF PUBLICATION IS CLEARLY AND PROMINENTLY IDENTIFIED. THIRD PARTY CONTENT IS AVAILABLE THROUGH FRAMED AREAS, THROUGH HYPERLINKS TO THIRD PARTY WEB SITES, OR IS SIMPLY PUBLISHED ON THE SITE. FINANCIAL INSTITUTIONS AND ITS AFFILIATES HAVE NOT BEEN INVOLVED IN THE PREPARATION, ADOPTION OR EDITING OF THIRD PARTY CONTENT AND DO NOT EXPLICITLY OR IMPLICITLY ENDORSE OR APPROVE SUCH CONTENT. THE PURPOSE OF MAKING THE THIRD PARTY CONTENT AVAILABLE IS TO PROVIDE RELEVANT INFORMATION TO SHAREHOLDERS OF FINANCIAL INSTITUTIONS IN CONNECTION WITH THE ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF FINANCIAL INSTITUTIONS AT ITS 2015 ANNUAL MEETING OF SHAREHOLDERS AND THE MANAGEMENT AND AFFAIRS OF FINANCIAL INSTITUTIONS IN GENERAL.

8. If any provision of the Terms and Conditions or any application thereof is held to be invalid or unenforceable for any reason, that provision shall be deemed severable and the remainder of the Terms and Conditions and the application of that provision in other situations shall not be affected.

9. YOU AGREE TO INDEMNIFY, DEFEND AND HOLD HARMLESS FINANCIAL INSTITUTIONS AND THE SPONSOR PARTIES FROM AND AGAINST ANY AND ALL THIRD PARTY CLAIMS, DEMANDS, LIABILITIES, COSTS AND EXPENSES, INCLUDING REASONABLE ATTORNEYS’ FEES, ARISING FROM OR RELATED TO ANY BREACH BY YOU OF ANY OF THE TERMS AND CONDITIONS OR APPLICABLE LAW, INCLUDING THOSE REGARDING INTELLECTUAL PROPERTY.

10. Financial Institutions may at any time revise these Terms and Conditions by updating this posting. You are bound by any such revisions and should therefore periodically visit this page to review the then current Terms and Conditions to which you are bound.

11. Financial Institutions knows that the privacy of your personal information is important to you. Therefore, Financial Institutions has established a Privacy Policy governing the use of this information, which is located at [•]

12. Financial Institutions owns, protects and enforces copyrights in its own creative material and respects the copyright properties of others. Materials may be made available on or via the Site by third parties not within the control of Financial Institutions. It is our policy not to permit materials known by us to be infringing to remain on the Site. You should notify us promptly if you believe any materials on the Site infringe a third party copyright. Upon our receipt of a proper notice of claimed infringement under the Digital Millennium Copyright Act (“DMCA”), Financial Institutions will respond expeditiously to follow the procedures specified in the DMCA to resolve the claim between the notifying party and the alleged infringer who provided the content at issue, including, where applicable, by removing or disabling access to material claimed to be infringing or removing or disabling access to links to such material. Pursuant to the DMCA 17 U.S.C. 512(c), Financial Institutions has designated its proxy solicitor, Morrow & Co., LLC, as its agent for notification of claims of copyright infringement with respect to information residing, at the direction of a user, on the Site. The contact information is:

MORROW & CO., LLC 470 West Avenue Stamford, CT 06902 Call Toll Free: (800) 662-5200 Call Direct: (203) 658-9400 Email: votefisi@morrowco.com

Copyright © 2016 FINANCIAL INSTITUTIONS, INC.

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Privacy Policy

Our Commitment to Privacy

The sponsor of this website, (the "Site"), is Financial Institutions, Inc. ("Financial Institutions"). We respect and value your privacy. This statement outlines our privacy policies (the "Privacy Policy") which are designed to assist you in understanding how we collect, use and safeguard information we collect and to assist you in making informed decisions when using the Site. The core of our Privacy Policy is this:

We want you to feel safe using the Site, and we are dedicated to developing and upholding high standards for protecting your privacy. You should read and familiarize yourself with this Privacy Policy and with our Terms and Conditions. When you use the Site, you agree to abide by these terms.

What Information Do We Collect?
When you visit any website you may provide two types of information: personal information you knowingly choose to disclose that is collected on an individual basis, and website use information collected on an aggregate basis as you browse the website.

Personal Information.
Our Site does not ask you to provide your personal information.

Website Use Information.
Our Site does not utilize "cookies."

Clickstream Data.
As you use the Internet, a trail of electronic information is left at each website you visit. This information, which is sometimes referred to as "clickstream data," can be collected and stored by a website's server. Clickstream data can tell us the type of computer and browsing software you use and the address of the website from which you linked to our Site. We may use clickstream data as a form of non-personally identifiable information to anonymously determine how much time visitors spend on each page of the Site, how visitors navigate throughout the Site and how we may tailor our web pages to better meet the needs of visitors. This information will be used to improve the Site. Any collection or use of clickstream data will be anonymous and aggregate.

Do We Disclose Information to Outside Parties? We may provide aggregate information about our users, Site traffic patterns and related Site information to our affiliates or reputable third parties.

What About Legally Compelled Disclosure of Information? We may disclose information when we, in good faith, believe that the law requires it or for the protection of our legal rights.

What About Other Websites Linked to Our Site? We are not responsible for the practices employed by websites linked to or from our Site nor the information or content contained therein. Often links to other websites are provided solely as pointers to information on topics that may be useful to the users of our Site.

Please remember that your browsing and interaction on any other website, including websites which have a link on our Site, is subject to that website’s own rules and policies. Please read over those rules and policies before proceeding.

Your Consent. By using the Site you consent to this Privacy Policy. We reserve the right to make changes to this Privacy Policy from time to time. Revisions will be posted on this page. We suggest you check this page occasionally for updates.

Contacting Us. If you have any questions about this Privacy Policy, the practices of the Site, or your dealings with the Site, you can contact our proxy solicitor at:

MORROW & CO., LLC 470 West Avenue Stamford, CT 06902 Call Toll Free: (800) 662-5200 Call Direct: (203) 658-9400 Email: votefisi@morrowco.com

Copyright © 2016 FINANCIAL INSTITUTIONS, INC.

Terms & Conditions

Privacy